Exhibit 99.1

Riverton Unit 12 Combined Cycle Conversion – May 2015 2nd Quarter 2015 Analyst Presentation 7/31/2015 SERVICES YOU COUNT ON The Empire District Electric Company

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This presentation discusses various matters that are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements address or may address future plans, objectives, expectations and events or conditions concerning various matters such as capital expenditures, earnings, pension and other costs, competition, litigation, our construction program, our generation plans, our financing plans, potential acquisitions, rate and other regulatory matters, liquidity and capital resources and accounting matters. Forward-looking statements may contain words like “anticipate,” “believe,” “expect,” “project,” “objective” or similar expressions to identify them as forward-looking statements. Factors that could cause actual results to differ materially from those currently anticipated in such statements include: weather, business and economic conditions and other factors which may impact sales volumes and customer growth; the impact of energy efficiency and alternative energy sources, including solar; the costs and other impacts resulting from natural disasters, such as tornados and ice storms; the amount, terms and timing of rate relief we seek and related matters; the results of prudency and similar reviews by regulators of costs we incur, including capital expenditures and fuel and purchased power costs, including any regulatory disallowances that could result from prudency reviews; unauthorized physical or virtual access to our facilities and systems and acts of terrorism, including, but not limited to, cyber-terrorism; legislation and regulation, including environmental regulation (such as NOx, SO2, mercury, ash and CO2) and health care regulation; the periodic revision of our construction and capital expenditure plans and cost and timing estimates costs and activities associated with markets and transmission, including the Southwest Power Pool (SPP) regional transmission organization (RTO) transmission development, and SPP Day-Ahead Market; electric utility restructuring, including deregulation; spending rates, terminal value calculations and other factors integral to the calculations utilized to test the impairment of goodwill, in addition to market and economic conditions which could adversely affect the analysis and ultimately negatively impact earnings; volatility in the credit, equity and other financial markets and the resulting impact on our short term debt costs and our ability to issue debt or equity securities, or otherwise secure funds to meet our capital expenditure, dividend and liquidity needs; the effect of changes in our credit ratings on the availability and cost of funds; the performance of our pension assets and other post employment benefit plan assets and the resulting impact on our related funding commitments; our exposure to the credit risk of our hedging counterparties; the cost and availability of purchased power and fuel, including costs and activities associated with the SPP Day-Ahead Market, and the results of our activities (such as hedging) to reduce the volatility of such costs; interruptions or changes in our coal delivery, gas transportation or storage agreements or arrangements; operation of our electric generation facilities and electric and gas transmission and distribution systems, including the performance of our joint owners; our potential inability to attract and retain an appropriately qualified workforce; changes in accounting requirements; costs and effects of legal and administrative proceedings, settlements, investigations and claims; performance of acquired businesses; and other circumstances affecting anticipated rates, revenues and costs. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time and it is not possible for management to predict all factors or to assess the impact of each factor on us. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. We caution you that any forward-looking statements are not guarantees of future performance and involve known and unknown risk, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from the facts, results, performance or achievements we have anticipated in such forward-looking statements. Forward Looking Statements

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Brad Beecher, President and CEO Laurie Delano, Vice President – Finance and CFO Dale Harrington, Corporate Secretary and Director of Investor Relations The Empire District Electric Company 602 S. Joplin Avenue Joplin, MO 64801 www.empiredistrict.com Laurie Delano Office: 417-625-5127 Mobile: 417-291-4397 ldelano@empiredistrict.com Dale Harrington Office: 417-625-4222 Mobile: 417-825-8281 dharrington@empiredistrict.com Executive Management and Investor Relations Team

Who We Are NYSE ticker: EDE 100% regulated utility Operations in four states: MO, KS, OK, AR plus FERC 218,000 customers 10,000 square mile service territory Stock price on 07/31/2015: $23.01 Market capitalization: $977 million on 07/31/2015 52 week range: $21.52 – $31.49 Shares outstanding: 43.6 million Annual average daily trading volume (12 month): 213,700 shares Current dividend Yield 4.5% (as of 7/31/2015) FERC , 4.2% Missouri , 85.9% Kansas , 4.6% Arkansas , 2.6% Oklahoma , 2.7% 2014 On - System Electric Revenues by Jurisdiction

Executive Management Officers average nearly 20 years utility experience with Empire Independent Board of Directors Non-executive chairman All directors other than CEO are independent Experienced Management Board of Directors Brad Beecher President & CEO Laurie Delano VP - Finance & CFO Kelly Walters VP & COO - Electric Ron Gatz VP & COO - Gas Robert Sager Controller, Asst. Sec. & Asst. Treasurer Dale Harrington Corp Secretary & Dir – Investor Relations Mark Timpe Treasurer Blake Mertens VP – Energy Supply & Delivery Operations Brent Baker VP – Customer Service, Transmission & Engineering

Favorable energy supply portfolio: reliable, diverse, low cost, regulated generating assets Constructive regulatory relationships High-quality, pure-play, regulated electric and gas utility Core business with rate base infrastructure investment Commitment to renewable energy and reducing emissions Earnings growth driven by low risk growth plan Regulatory lag managed through ratemaking process and cost-conscious management Investment grade credit ratings Attractive annualized dividend yield of 4.5% on July 31, 2015 Opportunity for earnings and dividend growth Dividend increased 2% in Q4 2014 Low-risk growth plan Strong financial metrics Competitive total return prospects Strategy

Riverton 12 Combined Cycle Conversion Project – May 2015 Building rate base with clean, efficient, low cost generation. Most Recent Quarter

Quarter Ended June 30, 2015 Quarter Ended June 30, 2014 YTD June 30, 2015 YTD June 30, 2014 TME June 30, 2015 TME June 30, 2014 Net Income (in millions) $6.8 $11.2 $21.4 $32.1 $56.4 $71.3 Basic Earnings Per Share $0.16(1) $0.26 $0.49 $0.74 $1.30(2) $1.66(3) Quarter drivers: Increased maintenance, depreciation and amortization, property tax and interest and expenses Year to Date and Twelve Month ended drivers: Lower margin due to milder weather and other volumetric changes; increased operating, maintenance, depreciation and amortization, property tax and interest expenses Weather normalized 2015 Earnings Guidance unchanged: $1.30 to $1.45 per share Dividend: Declared $0.26 per share dividend; implied annual rate of $1.04 Owens Corning manufacturing operation announced Missouri Regulatory Update (see Slide 10) $17.1M (3.9%) annual increase in base revenues New customer rates effective July 26, 2015 Began offering solar rebates effective May 16 to qualifying Missouri customers Second Quarter, YTD and Twelve Month Ended Highlights (1) Fully Diluted = $0.15 (2) Fully Diluted = $1.29 (3) Fully Diluted = $1.65

New customer rates effective July 26, 2015 $17.1M (3.9%) increase, ordered June 24, 2015 (original request for $24.3M filed August 29, 2014) Stipulated settlement, no stated Return on Equity Base fuel reduction of $1.60 per MWh Continuation of fuel recovery mechanism (FAC) Recovery of approximately 34% of future changes in transmission expenses above base through FAC Riverton 12 maintenance contract base amount reduced Riverton 12 maintenance contract tracker added Vegetation management, Iatan, and Plum Point maintenance trackers discontinued (costs managed in base rates) Total company sales base of approximately 5 million MWhs Other miscellaneous items as stipulated Missouri Rate Case Highlights (Case No. ER-2014-0351)

Other Regulatory / Legislative Highlights

- **Missouri**
  - Notice of Intended Case Filing seeking recovery of Riverton 12 Combined Cycle investment filed with Missouri Public Service Commission – July 31, 2015
    - Intend to file to increase Missouri electric customer rates on or after October 1, 2015
  - Notice updating Integrated Resource Plan (IRP)
    - Retirement of Riverton Units 8 and 9 – June 30, 2015
  - Missouri Energy Efficiency Investment Act (MEEIA) application withdrawn – July 24, 2015
    - Continue recovery of current Energy Efficiency programs through base rates, consider future MEEIA filing with 2016 IRP
- **Kansas**
  - Asbury Cost Recovery Tariff Rider approved April 15, 2015, increasing annual base revenues $0.78 million, effective June 1, 2015
  - Ad Valorem Tax Surcharge effective February 23, 2015, increasing annual base revenues $0.27 million
- **Arkansas**
  - Implemented rider February 23, 2015 to recover Asbury AQCS, effective upon filing, subject to refund
- **Oklahoma**
  - Administrative rule provides rate reciprocity to electric companies who serve less than 10% of total customers in state (Empire approx. 2.8% - 2014 10-K)
    - Allows rates approved in Missouri to be applied in Oklahoma jurisdiction
    - Rule pending final publication
    - Intend to file July 26 Missouri rates and final order in ER-2014-0351 after publication of rule

EMPIRE
SERVICES YOU COUNT ON

11

Second Quarter, YTD and Twelve Month Ended Highlights Quarter ended June 30, 2015: Consolidated Basic EPS After Tax Increase (Decrease) $0.01 $(0.06) $(0.03) $(0.01) $(0.01) $(0.00) $0.26 $0.16 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 Period Ended 6/30/2014 Margin O&M Depreciation & Amortization Property & Other Taxes Interest AFUDC Period Ended 6/30/2015

Second Quarter, YTD and Twelve Month Ended Highlights Year to date ended June 30, 2015: Consolidated Basic EPS After Tax Increase (Decrease) $(0.06) $(0.07) $(0.06) $(0.01) $(0.02) $(0.01) $(0.01) $(0.01) $0.74 $0.49 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Period Ended 6/30/2014 Margin O&M Depreciation & Amortization Property & Other Taxes Interest AFUDC Other Income & Deductions Dilution of Common Stock Period Ended 6/30/2015

Second Quarter, YTD and Twelve Month Ended Highlights Twelve Months ended June 30, 2015: Consolidated Basic EPS After Tax Increase (Decrease) $0.01 $(0.05) $(0.17) $(0.08) $(0.02) $(0.03) $(0.01) $(0.01) $1.66 $1.30 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 Period Ended 6/30/2014 Margin O&M Depreciation & Amortization Property & Other Taxes Interest AFUDC Other Income & Deductions Dilution of Common Stock Period Ended 6/30/2015

Earnings Per Share 2015 / 2016 Drivers 2015: Asbury AQCS cost recovery in new customer rates effective July 26 First half 2015 lag effects reduced after July 26 with new customer rates Expense tracking mechanism for Riverton maintenance contract Maintenance costs lower in second half of 2015 vs. first half of 2015, exception of Riverton Maintenance Contract (approx. $0.5M per quarter) 2016: Full year of Asbury AQCS cost recovery in customer rates Riverton Unit 12 Combined Cycle project in service early to mid-2016 Expense lag effect until Riverton project costs recovered in customer rates in latter half of 2016 Depreciation rate approximately 2% Guidance Range $1.30 to $1.45 $1.30 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 2015 Guidance Range Estimate 2015 Actual TME

Leading by example – adopting electric plug-in technologies for vehicle fleet Pure-Play Regulated Electric and Gas Utility

Energy Supply Primary Fuel Net Capacity (MW) Status Asbury Coal 194 Owned Riverton Natural Gas 226 Owned1 Iatan (12% owner, Units 1 &2) Coal 190 Owned State Line Combined Cycle Natural Gas 297 Owned2 State Line Unit 1 Natural Gas 93 Owned Empire Energy Center Natural Gas 260 Owned Ozark Beach Hydro 16 Owned Plum Point Energy Station (7.5% owner) Coal 50 Owned Owned Capacity (MW) 1,326 Elk River Windfarm PPA Wind 17 Contracted3 Plum Point Energy Station PPA Coal 50 Contracted4 Cloud County Windfarm PPA Wind 19 Contracted5 Purchased Power Capacity (MW) 86 Total Capacity (MW) 1,412 Notes: Capacity reduced to approximately 175 MW with retirement of Units 8 and 9 on June 30, 2015. Unit 12 combined cycle project expected to add an estimated 108 MW upon completion in early to mid-2016. Does not include 40% owned by Westar Elk River contracted through December 2025 Plum Point contracted through December 2036 Cloud County contracted through December 2028 Kansas 9 7 Oklahoma Arkansas Missouri 3 6 1 2 4 5 1 2 3 4 5 6 7 9 8 8 Coal Natural Gas Hydro Wind 4 8 Favorable Energy Supply Portfolio

1 Does not include the impacts of final Clean Power Plan regulations issued August 3, 2015 2 Solar requirement to be met with purchase of Renewable Energy Credits; KS standard is voluntary Environmentally compliant coal-fired generation Environmentally compliant coal-fired generation Construction of new ash landfill, permit expected in August 2016 Unit 7 retired June 30, 2014, Unit 8 and Unit 9 retired June 30, 2015 Riverton Unit 12 conversion to Combined Cycle operation, expected completion early to mid 2016 Estimated cost: $165 - $175 million ($135.5 million spent as of 6/30/2015) Expect rate filing in Missouri late 2015 Elk River and Meridian Way wind farms - environmentally compliant energy to meet MO and KS renewable energy standards2 Iatan 1, Iatan 2 and Plum Point Asbury Riverton Wind Farms Environmental Compliance1

MW Capacity 1 Measure of customer usage, excluding losses Favorable Energy Supply Portfolio 1,102 1,100 1,255 1,255 1,257 1,409 1,392 1,391 1,377 1,326 162 162 162 169 177 65 65 65 62 86 1,087 1,159 1,173 1,152 1,085 1,199 1,198 1,142 1,080 1,162 5,294 5,330 5,486 5,494 5,263 5,584 5,452 5,233 5,315 5,371 0 1,000 2,000 3,000 4,000 5,000 6,000 400 600 800 1,000 1,200 1,400 1,600 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 000’s MWh Demand Capacity, Peak Demand & Total System Input 1 Owned Capacity Purchased Power Capacity Peak Demand Total System Input

2014 On-System Electric Revenues by Jurisdiction Constructive Regulatory Relationships Constructive relationships with state commissions in Missouri, Kansas, Oklahoma and Arkansas Rate cases managed to reduce regulatory lag Fuel recovery mechanisms in place in all four states Trackers for other costs in place Missouri Public Service Commission (MPSC) Robert S. Kenney (D) – Chairman1 Stephen M. Stoll (D) William P. Kenney (R) Scott T. Rupp (R) Daniel Y. Hall (D) 1Chairman Kenney resigned from the MPSC effective August 7, 2015. Maida Coleman (D) has been appointed for a new six-year term extending to August 2021. She is awaiting confirmation by the Missouri Senate She may begin serving pending Senate action. FERC , 4.2% Missouri , 85.9% Kansas , 4.6% Arkansas , 2.6% Oklahoma , 2.7%

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Asbury AQCS Project -environmentally compliant base-load generation, in service with recovery in rates beginning late July, 2015 Low-Risk Growth Plan

Capital Expenditures (actuals include AFUDC, projections exclude AFUDC) Building Core Business with Rate Base Infrastructure Rate Base (3) CAGR 2014-2019 4% No bonus depreciation assumed after 2015 Less CWIP Net Plant less CWIP and Deferred Taxes (1) (3) 108 101 146 160 223 178 115 115 164 160 59 64 60 69 73 82 87 94 99 108 1,510 1,540 1,601 1,600 1,798 1,820 2,002 2,036 2,091 2,175 1,321 1,298 1,321 1,295 1,439 1,434 1,612 1,640 1,692 1,772 500 1,000 1,500 2,000 2,500 0 50 100 150 200 250 2010 2011 2012 2013 2014 2015E 2016E 2017E 2018E 2019E Net Plant in Service and Rate Base ($ millions ) Annual Capital Expenditures ($ millions) Capex Depreciation Net Plant in Service Rate Base (2)

Electric Customer Growth 4 Customer Growth Beyond 2014: Customer and sales growth expected to be less than 1% annually over the next several years. 1.6 1.7 1.9 2.1 1.2 0.4 0.3 0.2 (1.5) 0.9 0.5 0.3 1.2 1.7 0.3 1.2 1.2 0.8 0.2 0.4 0.3 0.5 0.6 - -2 -1.5 -1 -0.5 0 0.5 1 1.5 2 2.5 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Percent Change EDE Industry Average 1 Source EEI 2 EEI preliminary 3 2014 not yet available 2 3 1 Note: Impact of E F - 5 tornado

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Improving reliability and building rate base with infrastructure improvements Elk River Wind Farm – Meeting renewable energy standards Strong Financial Metrics

Earnings Profile 2015 earnings guidance - $1.30 to $1.45 per share Missouri rates effective July 26th: no change in guidance range Dividend increased 2% in Q4 2014; implied annual rate of $1.04 Target long-term payout commensurate with utility peers 1 Dividend suspended for Q3 and Q4 in 2011 following EF-5 tornado on May 22, 2011 1.17 1.18 1.17 1.31 1.32 1.48 1.55 1.28 1.28 1.28 0.64 1.00 1.005 1.025 $0.20 $0.60 $1.00 $1.40 2008 2009 2010 2011 2012 2013 2014 Earnings and Dividends Per Share EPS Dividends Per Share 1 Per Share Amount

Quarterly ROE* – Trailing 12-Month Basis * Not weather adjusted Return on Equity Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 ROE 7.5% 8.3% 8.8% 7.3% 6.9% 6.2% 6.0% 7.1% 7.2% 7.7% 8.0% 8.0% 7.9% 7.6% 7.8% 7.6% 7.8% 8.1% 8.2% 7.8% 8.5% 9.4% 9.3% 9.1% 8.6% 7.7% 7.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0%

1 Operating Revenues include revenues for fuel recovery and, effective March 1, 2014, SPP Integrated Market activity ($27.2M in TME 6-30-15; $41.9M in 2014) 2 Operating revenues less fuel and purchased power and cost of natural gas sold and transported ($ in millions, except EPS and Book Value) TME 6-30-15 2014 2013 2012 2011 Operating Revenues1 $622.0 $652.3 $594.3 $557.1 $576.9 Gross Margin2 $405.9 $410.2 $393.1 $359.6 $353.9 Operating Income $91.8 $100.0 $99.7 $96.2 $96.9 Net Income $56.4 $67.1 $63.4 $55.7 $55.0 Earnings Per Share $1.30 $1.55 $1.48 $1.32 $1.31 Return on Average Common Equity 7.2% 8.6% 8.7% 7.9% 8.2% EBITDA $202.5 $212.6 $206.4 $190.8 $194.5 Cash from Operations $156.3 $151.2 $157.5 $159.1 $134.6 Capital Structure Debt – Short Term $97.3 $44.3 $4.3 $24.7 $12.9 Debt – Long Term $803.1 $803.2 $743.4 $691.6 $692.3 Equity – Retained Earnings $89.0 $90.3 $67.6 $47.1 $33.7 Equity – Other $697.6 $693.0 $682.5 $670.7 $660.3 Total Equity $786.6 $783.3 $750.1 $717.8 $694.0 Book Value $18.01 $18.02 $17.43 $16.90 $16.53 Historical Financial Performance

Moody’s Standard & Poor’s Fitch Ratings Corporate Issuer Baa1 BBB N/R First Mortgage Bonds A2 A- BBB+ Commercial Paper P-2 A-2 F3 Outlook Stable Stable Stable Strong Investment Grade Ratings Target 50/50 capital structure March 2015 Moody’s reaffirmed credit ratings March 2015 Standard & Poor’s reaffirmed credit ratings June 2015 Fitch reaffirmed credit ratings

Financing Outlook and Debt Maturities Lower-cost, flexible capital structure $60M 4.27% 30-year FMB private placement debt financing, settled December 1, 2014 $60M 3.59% 15-year FMB private placement debt financing, settlement expected on or about August 20, 2015 ( below) Well-spaced debt maturities Annual DRIP approximately $7M $200M five-year revolving credit facility maturing October 19, 2019; $75M accordion; two one-year extensions (subject to bank approval) Average cost of debt 5.2% (including new 15 year $60M issuance 25 90 100 88 60 92 40 55 80 50 120 60 0 30 60 90 120 2014 2016 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 Debt Maturity ($ millions) Debt Maturities Credit Facility – $200M matures 10/2019

Competitive Total Return Profile State Line Generating Facility - Low-cost, efficient, gas-fired simple and combined-cycle operation

Net plant growth – 4% CAGR 2014 through 2019 Attractive return on equity through constructive regulation Manageable financing requirements Increased dividend 2% in Q4 2014 Attractive yield of 4.5% relative to peers as of 07/31/2015 Payout ratio commensurate with industry peer group Key Earnings Drivers Attractive Dividend CompetitiveTotal Return Competitive Total Return Equation

Period Ending Index 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Empire District Electric Company $100.00 $ 126.59 $ 124.13 $ 125.95 $ 146.80 $ 200.39 S&P Electric Utilities Index $100.00 $ 103.43 $ 125.12 $ 124.43 $ 134.13 $ 176.00 S&P 500 $100.00 $ 115.06 $ 117.49 $ 136.30 $ 180.44 $ 205.14 Total Return Performance 75 100 125 150 175 200 225 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 Index Value Total Return Performance Empire District Electric Company S&P Electric Utilities Index S&P 500

Compelling Investment Platform Pure-play regulated utility Strong financial metrics Low risk growth plan Attractive dividend yield and total return prospects

Supplemental Materials Regulated Electric and Gas Utility Data Revenue Mix Generation Mix Residential Rates State Commission Profiles Management Biographies Contact Information Ozark Beach Hydro Generating Station

Regulated Electric and Gas Utility Revenue Source (LTM 12/31/14) Electric Revenues by Customer (LTM 12/31/14) Gas Revenues by Customer (LTM 12/31/14) Electric 91% Gas 8% Other 1% Total: $652 Million Residential 40% Commercial 29% Industrial 14% Other 13% Wholesale On - system 4% Total: $592 Million Residential 63% Commercial 26% Industrial 1% Other 8% Public Authorities 2% Total: $52 Million

Regulated Electric and Gas Utility (cont.) Diverse Generation/Balanced Mix of Resources 1,326 Net MW Owned Capacity 86 MW Purchased Power Capacity Total: 5,085 GWh 31% 3% 3% 1% 41% 21% 2014 Capacity Mix Coal-fired Coal PPA Wind PPA Hydro Gas-fired Simple Cycle Gas-fired Combined Cycle 48% 5% 18% 1% 5% 21% 2% 2014 Energy Mix Coal-fired Coal PPA Wind PPA Hydro Gas-fired Simple Cycle Gas-fired Combined Cycle Non-Contract Purchased Power

Average Residential Rates 1 Source: EIA Residential Rates 1 9.18 9.67 9.94 11.18 11.59 11.76 12.12 11.26 11.51 11.54 11.72 11.88 12.12 12.50 0.0 2.0 4.0 6.0 8.0 10.0 12.0 2008 2009 2010 2011 2012 2013 2014 Cents per kWh EDE Industry Average

Missouri Kansas Oklahoma Arkansas FERC % Operations 85.9 4.6 2.7 2.6 4.2 Commissioners1 (current; allowed) 5 of 5 3 of 3 3 of 3 3 of 3 5 of 5 Elected/Appointed Appointed Appointed Elected Appointed Appointed Test Year Historical Historical Historical Historical Historical Recovery mechanisms Yes Yes Yes Yes Yes RRA ranking 2 Average/2 Average/2 Average/2 Average/3 N/A 2 Regulatory Research Associates State Commission Profiles 1 Chairman Kenney resigned from the Missouri Public Service Commission effective August 7, 2015. Maida Coleman (D) has been appointed for a new six-year term extending to August 2021. She is awaiting confirmation by the Missouri Senate She may begin serving pending Senate action.

Biographies Bradley P. Beecher, President and Chief Executive Officer, became President and CEO on June 1, 2011. He joined The Empire District Electric Company in 1988 as a Staff Engineer at the Riverton Power Plant. He was elected Vice President – Energy Supply in 2001 and Vice President and COO – Electric in 2006. He was elected Executive Vice President in February 2010. Mr. Beecher graduated from Kansas State University with a Bachelor of Science degree in Chemical Engineering. He is a registered professional engineer in the State of Kansas. Mr. Beecher serves on the boards of the Edison Electric Institute, Missouri Energy Development Association, Joplin Chamber of Commerce, Boys and Girls Club of Southwest Missouri, Kiwanis Club of Joplin and Joplin Regional Partnership. He is a graduate of Leadership Missouri. Laurie A. Delano, Vice President - Finance and Chief Financial Officer, was elected to her current position in July 2011. She first joined the Company in 1979 and served as Director of Internal Auditing from 1983 to 1991. After an eleven-year separation from Empire District, Ms. Delano re-joined the Company in 2002 as Director of Financial Services and Assistant Controller. She was named to the position of Controller, Assistant Secretary, and Assistant Treasurer in July 2005. During the separation in employment, she was an accounting lecturer at Pittsburg State University and held accounting management positions with TAMKO Building Products, Inc. and Lozier Corporation. A native of southwest Missouri, Ms. Delano received an Associate of Arts from Crowder College and a Bachelor of Science in Business Administration from Missouri Southern State University. She also holds a Master of Business Administration from Missouri State University. Ms. Delano is a Certified Public Accountant and Certified Management Accountant. She is a member of the American Institute of Certified Public Accountants and the Institute of Management Accountants. Ms. Delano serves on the board of the Joplin Redevelopment Corporation (JRC) and the Missouri Southern State University School of Business Advisory Council. She has also been active with United Way organizations and agencies, and is a past President of the board of directors of the United Way of Southwest Missouri and the Lafayette House. She currently serves on the Endowment Committee for the Lafayette House. She is a member of the Joplin Daybreak Rotary.

Biographies Dale W. Harrington, Corporate Secretary and Director of Investor Relations, was elected Secretary on February 5, 2015, effective May 1, 2015. He was named Director of Investor Relations in August 2014 and elected Assistant Secretary in October 2014. He joined The Empire District Electric Company in 1989 as an internal auditor. Mr. Harrington has held positions in financial and regulatory accounting and human resources. He was named to the position of Director of Financial Services in July 2011. A native of southwest Missouri, Mr. Harrington graduated from Missouri Southern State University with a Bachelor of Science in Business Administration with a major in Accounting. Mr. Harrington is a past President of the board of directors of the Lafayette House, and continues to actively serve on the Lafayette House board. He also serves on the board of College Heights Christian School. Contact Us The Empire District Electric Company 602 S. Joplin Avenue Joplin, MO 64801 www.empiredistrict.com Dale Harrington Office: 417-625-4222 Mobile: 417-825-8281 dharrington@empiredistrict.com Laurie Delano Office: 417-625-5127 Mobile: 417-291-4397 ldelano@empiredistrict.com

Making lives better every day with reliable energy and service SERVICES YOU COUNT ON Asbury Generating Station – 2015 AQCS construction Photo by Randy Richardson, AQCS Construction Manager